Exhibit 10.1
PLEDGE AND SECURITY AGREEMENT
     This PLEDGE AND SECURITY AGREEMENT, dated as of December 21, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Security Agreement”), is made by SWIFT SERVICES HOLDINGS, INC., a Delaware corporation (the “Company”) SWIFT TRANSPORTATION COMPANY, a Delaware corporation (“Parent”), and each Subsidiary of Parent from time to time a party to this Security Agreement (such Subsidiaries, together with Parent, the “Guarantors”; and the Company and each Guarantor, individually a “Grantor” and collectively, the “Grantors”), in favor of U.S. BANK NATIONAL ASSOCIATION, as the collateral agent for each of the Secured Parties (together with its successor(s) thereto in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to an Indenture, dated as of December 21, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), among the Company, Parent, the Guarantors and U.S. Bank National Association, as the trustee for each of the Secured Parties (together with its successor(s) thereto in such capacity, the “Trustee”), the Company has duly authorized the creation of an issue of 10.000% Senior Second Priority Secured Notes due 2018 (the “Notes”) issued on the date hereof and the Guarantors have duly authorized their Note Guarantees of the Notes; and
     WHEREAS, it is a condition precedent to the issuance of the Notes that the Grantors shall have executed and delivered this Agreement to the Collateral Agent in order to grant a security interest in favor of the Collateral Agent for the benefit of the Secured Parties;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of each Secured Party, as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
     “Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or hereafter issued.
     “Collateral” is defined in Section 3.1.
     “Collateral Account” is defined in clause (b) of Section 5.3.
     “Company” is defined in the preamble.
     “Company Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements, damages, costs, expenses and other liabilities payable by the Company under and pursuant to the terms of the Notes, the Indenture and the Security Documents, in each case, whether now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished in part and later increased, created or incurred, whether or not arising on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding (including post-filing and post-petition interest, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).
     “Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Collateral Agent, that provides for the Collateral Agent to have “control” (as defined in the UCC) over any applicable Investment Property (including Securities Accounts) or Deposit Accounts.
     “Copyright Collateral” means with respect to each Grantor, all of such Grantor’s right, title and interest throughout the world in and to:
     (a) all copyrights and copyrightable works of authorship owned by any Grantor, whether registered or unregistered and whether published or unpublished, in any media, now or hereafter in force including copyrights registered in the United States Copyright Office and corresponding offices in other countries of the world, and registrations thereof and all applications for registration thereof, whether pending or in preparation and all extensions and renewals of the foregoing (“Copyrights”), including the United States Copyright registrations and applications referred to in Item A of Schedule V;
     (b) all Copyright licenses and other agreements for the grant by or to such Grantor of any right to use any items of the type referred to in clause (a) above (each a “Copyright License”), including each written, exclusive, inbound license of any material United States Copyright application and/or registration referred to in Item B of Schedule V;
     (c) the right to sue for past, present and future infringement or other violation of any of the Copyrights owned by such Grantor, and for breach or enforcement of any Copyright License; and
     (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).
     “Copyright License” is defined in the definition of “Copyright Collateral.”
     “Copyrights” is defined in the definition of “Copyright Collateral.”
     “Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.
     “Filing Statements” is defined in clause (b) of Section 4.7.
          “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

     “General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).
     “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
     “Grantor” and “Grantors” are defined in the preamble.
     “Guarantor Obligations” means with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with the Indenture, its Note Guarantee and the Security Documents, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to the Trustee that are required to be paid by such Guarantor pursuant to the Indenture).
     “Guarantors” is defined in the preamble.
     “IEL Notes” means those certain “Installment Contracts-Security Agreements” or any similar documents entered into from time to time by IEL and its operators with respect to the sale of Motor Vehicles.
          “Immaterial Subsidiary” means, at any date of determination, any Subsidiary of Parent (other than the Company) that (i) does not, as of the most recently ended Measurement Period, have total assets with a value in excess of 5% of the consolidated total assets of Parent and its Subsidiaries for such date and (ii) did not, during the most recently ended Measurement Period, have gross revenues exceeding 5% of the consolidated gross revenues of Parent and its Subsidiaries, in each case determined in accordance with GAAP; provided that, the aggregate total assets or gross revenues of all Immaterial Subsidiaries, determined in accordance with GAAP, may not exceed 10% of consolidated total assets or consolidated gross revenues, respectively, of Parent and its Subsidiaries, collectively, at any time.
     “Indenture” is defined in the first recital.
     “Intellectual Property” means Trademarks, Patents, Copyrights, Trade Secrets and all other intellectual property arising under any applicable Law, statutory provision or common Law doctrine in the United States or anywhere else in the world.
     “Intellectual Property Collateral” means, collectively, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.
     “Intellectual Property Security Agreements” means the Copyright Security Agreement, the Patent Security Agreement, and the Trademark Security Agreement substantially in the form set forth in Exhibits A, B, and C, respectively.

     “LKE Account” means the accounts held by Swift Transportation Company with account numbers 50531288 for tractors and 50550123 for trailers (and any successor or replacement account numbers associated with such accounts) in each case at Bank of America, N.A.; and any other Deposit Account or Securities Account established by any Grantor following the Closing Date and designated as a “Like Kind Exchange” account in the name of such account.
     “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, financial condition, performance or properties of Parent and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of any Secured Party under any Note Document to which it is a party, or of the ability of any Grantor (other than an Immaterial Subsidiary) to perform its obligations under any Note Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Grantor (other than an Immaterial Subsidiary) of any Note Document to which it is a party.
     “Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of Parent or, if fewer than four consecutive fiscal quarters of Parent have been completed since the Issue Date, the fiscal quarters of Parent that have been completed since the Issue Date.
     “Motor Vehicle Monitor” means VinTek, in its capacity as monitor of the certificates of motor vehicle title held by Parent and its Subsidiaries, or any successor thereto appointed by and reasonably acceptable to the Swift Transportation and the administrative agent under the Credit Agreement.
     “Motor Vehicle Title Office” is defined in Section 5.6(b).
     “Motor Vehicles” means all motor vehicles, tractors, containers, trailers and other like property, whether or not title thereto is governed by a Certificate of Title or ownership.
     “Newly Acquired Motor Vehicle Financing” means (a) any incurrence of Indebtedness permitted under Section 7.02(e) of the Credit Agreement secured by, or in the form of a purchase money obligation or a capital lease in respect of, a Motor Vehicle purchased within 180 days of such incurrence of Indebtedness (other than any such Motor Vehicle purchased during the continuance of an event of default under the Credit Agreement), (b) any sale and leaseback of a Motor Vehicle purchased within 180 days of such sale and leaseback (other than any such Motor Vehicle purchased during the continuance of an event of default under the Credit Agreement) and (c) any entering by Parent or any Subsidiary into any operating lease, as a lessee thereunder, with respect to the leasing of a Motor Vehicle.
     “Newly Acquired Motor Vehicles” means any Motor Vehicle acquired by a Grantor that such Grantor reasonably anticipates will become subject to a Newly Acquired Motor Vehicle Financing within 180 days of the acquisition of such Motor Vehicle; provided that (i) if at any time within such 180-day period the applicable Grantor no longer reasonably anticipates such Motor Vehicle will become subject to a Newly Acquired Motor Vehicle Financing within such 180-day period, (ii) if such Motor Vehicle does not become subject to a Newly Acquired Motor Vehicle Financing within such 180-day period or (iii) if at any time after becoming subject to a Newly Acquired Motor Vehicle Financing, such Motor Vehicle is longer subject to a Newly Acquired Motor Vehicle Financing (or any refinancing thereof), such Motor Vehicle shall, in each case, no longer be a Newly Acquired Motor Vehicle.
     “Non-Fleet Type Motor Vehicles” means company cars and other Motor Vehicles used at terminals for the repair, maintenance, servicing and other similar business operations of Parent and its Subsidiaries.
     “Note Documents” means, collectively, (i) the Notes, (ii) the Indenture, (iii) the Security

Documents and (iv) each other agreement, certificate, document or instrument delivered in connection with any of the foregoing, whether or not specifically mentioned therein.
     “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
     “Owned Intellectual Property Collateral” means with respect to any Grantor, all Intellectual Property Collateral that is owned by such Grantor.
     “Patent Collateral” means with respect to any Grantor, all of such Grantors’ right, title and interest throughout the world in and to:
     (a) inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing, including all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, in each case, owned by any Grantor (“Patents”), including each United States issued Patent and Patent application referred to in Item A of Schedule III;
     (b) all Patent licenses, and other agreements for the grant by or to such Grantor of any right to use any items of the type referred to in clause (a) above (each a “Patent License”), including each written, exclusive, inbound license of any material United States Patent application and/or registration referred to in Item B of Schedule III;
     (c) the right to sue third parties for past, present and future infringements of any Patent or Patent application, or for breach or enforcement of any Patent License; and
     (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, royalties, income, payments, claims, damage awards, and proceeds of infringement suits).
     “Patent License” is defined in the definition of “Patent Collateral.”
     “Patents” is defined in the definition of “Patent Collateral.”
     “Permitted Liens” means all Liens permitted by Section 4.12 of the Indenture.
     “Rule 3-16 Excluded Property” means any Capital Securities or intercompany note of the Company or any other Subsidiary of the Parent to the extent that the pledge of such Capital Securities or intercompany note results in the Company or any such other Subsidiary being required to file separate financial statements of the Company or any such other Subsidiary with the SEC (or any other governmental agency), but only to the extent necessary not to be subject to such requirement. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of the Company or any other Subsidiary of the Parent due to the fact that the Company’s or such other Subsidiary’s Capital Securities or intercompany note secures the Secured Obligations, then the Capital Securities or intercompany note of the Company or such other Subsidiary shall automatically be deemed to be “Rule 3-16 Excluded Property” without consent from any Secured Party, but only to the extent necessary to not be subject to such requirement. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) the Company’s or any of the Parent’s other Subsidiaries’ Capital Securities or intercompany note to secure the Secured Obligations in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of the Company or such other Subsidiary, then such Capital Securities or intercompany note shall automatically cease to be deemed “Rule 3-16 Excluded Property”.
     “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
     “Secured Obligations” means, collectively, the Company Obligations and the Guarantor Obligations.
     “Secured Parties” means the Collateral Agent, the Trustee and the Holders, and each of their respective successors, transferees and assigns.
     “Securities Act” is defined in Section 7.2(a).
     “Security Agreement” is defined in the preamble.
     “Swift Transportation” means Swift Transportation Co., LLC, a Delaware limited liability company.
     “Termination Date” means the date on which all Obligations have been paid in full in cash, or have been legally defeased or have been subject to covenant defeasance in accordance with Article 8 of the Indenture.
     “Trademark” is defined in the definition of “Trademark Collateral.”
     “Trademark Collateral” means with respect to any Grantor, all of such Grantor’s right, title and interest throughout the world in and to:
     (a) (i) all trademarks, trade names, brand names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, domain names, service marks, certification marks, collective marks, logos and other source or business identifiers, whether registered or unregistered, in each case, owned by any Grantor and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, whether currently in use or not, all registrations thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations and applications in the United States Patent and Trademark Office or in any other office or agency of the United States of America, or any State thereof, or in any other country or political subdivision thereof, or otherwise, and all common law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as “Trademarks”), including those United States Trademarks applications and registrations referred to in Item A of Schedule IV;

     (b) all Trademark licenses and other agreements for the grant by or to such Grantor of any right to use any Trademark (each a “Trademark License”), including each written, exclusive, inbound license of any material United States Trademark application and/or registration referred to in Item B of Schedule IV;
     (c) the right to sue third parties for past, present and future infringement, dilution or other violation of the Trademarks described in clause (a) and, to the extent applicable, clause (b) or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark License; and
     (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).
     “Trademark License” is defined in the definition of “Trademark Collateral.”
     “Trade Secret License” is defined in the definition of “Trade Secrets Collateral.”
     “Trade Secrets” is defined in the definition of “Trade Secrets Collateral.”
     “Trade Secrets Collateral” means with respect to any Grantor all of such Grantor’s right, title and interest throughout the world in and to (a) all common Law and statutory trade secrets and all other confidential and proprietary information and know-how (collectively referred to as “Trade Secrets”) obtained by or used in or contemplated at any time for use in the business of a Grantor, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, (b) all Trade Secret licenses and other agreements for the grant by or to such Grantor of any right to use any Trade Secret (each a “Trade Secret License”) including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret License, and (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damage awards and proceeds of infringement suits).
     “Trustee” is defined in the preamble.
     “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
     SECTION 1.2. Indenture Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Indenture.
     SECTION 1.3. UCC Definitions. When used herein the terms “Account”, “Certificate of Title”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”,

“Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, “Security Entitlement’, “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. Letters of Credit has the meaning provided in Section 5-102 of the UCC.
     SECTION 1.4. Other Definitional Provisions.
          (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section and Schedule references are to this Security Agreement unless otherwise specified.
          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
ARTICLE II
INTENTIONALLY OMITTED
ARTICLE III
SECURITY INTEREST
     SECTION 3.1. Grant of Security Interest. Each Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of such Grantor’s present and after acquired personal property, including all of such Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (collectively, the “Collateral”):
     (a) Accounts;
     (b) Chattel Paper;
     (c) Commercial Tort Claims listed on Item H of Schedule II (as such schedule may be amended or supplemented from time to time);
     (d) Deposit Accounts;
     (e) Documents;
     (f) Equipment;
     (g) Fixtures;
     (h) General Intangibles;
     (i) Goods;

     (j) Instruments;
     (k) Inventory;
     (l) Investment Property;
     (m) Intellectual Property Collateral;
     (n) Letter-of-Credit Rights and Letters of Credit;
     (o) Motor Vehicles;
     (p) Supporting Obligations;
     (q) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;
     (r) all Proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Collateral Agent is the loss payee thereof) and (B) all tort claims; and
     (s) all other property and rights of every kind and description and interests therein.
     Notwithstanding the foregoing, the term “Collateral” shall not include, and the grant of a security interest as provided hereunder shall not extend to:
     (i) such Grantor’s real property interests (including fee real estate and leasehold interests);
     (ii) any contracts, instruments, licenses or other documents, any rights thereunder or any assets subject thereto, as to which the grant of a security interest therein would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder, except to the extent that applicable terms in such contract, instrument, license or other document are ineffective under applicable law;
     (iii) Investment Property consisting of Capital Securities of a Foreign Subsidiary of such Grantor, in excess of 65% of the total combined voting power of all Capital Securities of each such Foreign Subsidiary, except that such 65% limitation shall not apply to a Foreign Subsidiary that (x) is treated as a partnership under the Code or (y) is not treated as an entity that is separate from (A) such Grantor; (B) any Person that is treated as a partnership under the Code or (C) any “United States person” (as defined in Section 7701(a)(30) of the Code);
     (iv) any asset, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset;

     (v) any Newly Acquired Motor Vehicle;
     (vi) any LKE Account and deposit accounts used solely for payroll, payroll taxes and other employee and benefit plans;
     (vii) any application for Trademarks filed in the United States Patent and Trademark Office on the basis of any Grantor’s “intent-to-use” such Trademark pursuant to 15 U.S.C. §1051 Section (b)(1) and for which a form evidencing use of the mark in interstate commerce has not been filed pursuant to 15 U.S.C. §1051(c) or (d) to the extent such application or Trademarks would be rendered invalidated, canceled or abandoned due to the granting or enforcement of such security interest;
     (viii) Accounts and related assets included as collateral security in any Qualified Receivables Transaction;
     (ix) Investment Property consisting of Capital Securities of Swift Academy, LLC and each of its Subsidiaries, if any, any Captive Insurance Company or any Receivables Subsidiary (provided, that to the extent such Capital Securities of any Receivables Subsidiary are permitted to be pledged pursuant to the terms of the applicable Qualified Receivables Transaction, the grant of security interest hereunder shall extend to such Capital Securities of such Receivables Subsidiary);
     (x) assets (including proceeds thereof) subject to Liens under purchase money Indebtedness or capital leases permitted under Section 4.09 of the Indenture, to the extent such Indebtedness or capital leases contains a valid prohibition on using such assets to secure other indebtedness; or
     (xi) any Rule 3-16 Excluded Property.
     SECTION 3.2. Security for Secured Obligations.
     This Security Agreement and the Collateral in which the Collateral Agent for the benefit of the Secured Parties is granted a security interest hereunder by the Grantors secure the payment and performance of all of the Secured Obligations.
     SECTION 3.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding:
     (a) the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;
     (b) the exercise by the Collateral Agent of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and
     (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 3.4. Distributions on Pledged Shares. In the event that any Distribution with respect to any Capital Securities pledged hereunder is permitted to be paid (in accordance with Section 4.07 of the Indenture), such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution is made in contravention of Section 4.07 of the Indenture, such Grantor shall hold the same segregated and in trust for the Collateral Agent until paid to the Collateral Agent in accordance with Section 5.1.5.
     SECTION 3.5. Security Interest Absolute, etc. This Security Agreement, shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Secured Parties and the security interests granted to the Collateral Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Grantors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:
     (a) any lack of validity, legality or enforceability of any Note Document, any of the Company Obligations or any other collateral security therefor or guaranty with respect thereto;
     (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Grantor or any other Person (including any other Grantor) under the provisions of any Note Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or collateral securing, any Secured Obligations;
     (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other extension, compromise or renewal of any Secured Obligations;
     (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;
     (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Note Document;
     (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder) of the Secured Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Secured Obligations; or
     (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor (other than the defense of payment in full in cash or performance in full);
     SECTION 3.6. Postponement of Subrogation. Each Grantor agrees that it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Note Document to which it is a party. No Grantor shall seek or be entitled to seek any contribution or reimbursement from any Grantor, in respect of any payment made under any Note Document or otherwise, until following the Termination Date. Any amount paid to such Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Collateral Agent for the benefit of the Secured Parties in the exact form received by such Grantor (duly endorsed in favor of the Collateral Agent, if required), to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with Section 7.1; provided that if such Grantor has made payment to the Secured Parties of all or any part of the Secured Obligations and the Termination Date has occurred, then at such Grantor’s request, the Collateral Agent (on behalf of the Secured Parties) will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against any other Grantor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     In order to induce the Trustee to enter into the Indenture and for the Holders to purchase the Notes, the Grantors represent and warrant to each Secured Party as set forth below.
     SECTION 4.1. As to Capital Securities of the Subsidiaries, Investment Property.
     (a) With respect to any direct Subsidiary of any Grantor that is
     (i) a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and
     (ii) a partnership or limited liability company, no Capital Securities issued by such Subsidiary (A) are dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities are securities governed by Article 8 of the UCC or (C) are held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Collateral Agent is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Collateral Agent to comply with any instructions of the Collateral Agent without the consent of such Grantor if an Event of Default has occurred and is continuing.
     (b) Subject to the Intercreditor Agreement, each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor on the Closing Date to the Collateral Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Collateral Agent.
     (c) Subject to the Intercreditor Agreement, with respect to Uncertificated Securities constituting Collateral in excess of $100,000 owned by any Grantor, such Grantor has caused the issuer thereof either to (i) register the Collateral Agent as the registered owner of such security or

(ii) agree in an authenticated record with such Grantor and the Collateral Agent that, if an Event of Default has occurred and is continuing, such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor.
     (d) The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged by each Grantor hereunder is as set forth in Item A of Schedule I.
     (e) Each Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other person, except (i) the security interest created by this Agreement, (ii) the security interests created in connection with the Credit Agreement, (iii) with regard to Capital Securities, Liens permitted pursuant to clauses (1) and (9) of the definition of “Permitted Liens” in the Indenture] and (iv) with regard to any Collateral other than Capital Securities, any Permitted Liens.
     SECTION 4.2. Grantor Name, Location, etc.
     (a) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A of Schedule II.
     (b) The Grantors do not have any trade names other than those set forth in Item B of Schedule II hereto.
     (c) During the four months preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item C of Schedule II hereto.
     (d) Each Grantor’s federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from that) set forth in Item D of Schedule II hereto.
     (e) No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.
     (f) No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item E of Schedule II and clause (vi) of Section 3.1.
     (g) No Grantor is the beneficiary of any letters of credit with a value in excess of $500,000, except as set forth on Item G of Schedule II.
     (h) No Grantor has Commercial Tort Claims (x) in which a suit has been filed by such Grantor and (y) where the amount of damages reasonably expected to be claimed exceeds $1,000,000, except as set forth on Item H of Schedule II.
     (i) Each Grantor’s organizational identification number is set forth in Item I of Schedule II hereto.

     (j) The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Grantor.
     (k) Subject to Section 5.7(a), each Grantor has obtained a legal, valid and enforceable consent of each issuer of any Letter of Credit to the assignment of the Proceeds of such Letter of Credit to the Collateral Agent. No Grantor has consented to, and is otherwise aware of, any Person (other than the Collateral Agent pursuant hereto and the collateral agent under the Credit Agreement) having control (within the meaning of Section 9-104 of the UCC) over, or any other interest in any of such Grantor’s rights in respect thereof.
     (l) Each LKE Account is utilized solely in connection with the LKE Program.
     SECTION 4.3. Ownership, No Liens, etc. Each Grantor owns its Collateral, except with respect to Intellectual Property Collateral that is not Owned Intellectual Property Collateral, free and clear of any Lien, except for any security interest (a) created by this Security Agreement, (b) subject to clause (c) below, in the case of Collateral other than the Capital Securities pledged hereunder, that is a Permitted Lien and (c) in the case of Capital Securities pledged hereunder, Liens permitted pursuant to clauses (1) and (9) of the definition of “Permitted Liens” in the Indenture. No effective UCC financing statement or other filing similar in effect covering all or any part of such Collateral is on file in any recording office, except those filed in favor of the Collateral Agent relating to this Security Agreement, Permitted Liens (subject to clause (c) above) or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Collateral Agent on the Closing Date.
     SECTION 4.4. Possession of Inventory, Control; etc.
     (a) Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment and Inventory in transit in the ordinary course of business, (ii) Equipment and Inventory that is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that, either (x) all such Equipment or Inventory in the possession of such third parties has an aggregate fair market value of less than $500,000 or (y) all such third parties have been notified of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and have authenticated a record acknowledging the security interest created in favor of the Secured Parties’ pursuant to this Security Agreement, (iii) Instruments or Promissory Notes that have been, subject to the Intercreditor Agreement, delivered to the Collateral Agent pursuant to Section 4.5. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (ii) issued any Document for any such Equipment or Inventory, (iii) received notification of any Person’s security interest (other than the security interest granted hereunder or under any Permitted Lien) in any such Equipment or Inventory or (iv) any Lien on any such Equipment or Inventory other than a Permitted Lien.
     (b) Each Grantor is the sole entitlement holder of its Accounts and no other Person (other than the Collateral Agent pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Accounts that constitute Collateral or any other securities or property credited thereto.

     SECTION 4.5. Negotiable Documents, Instruments and Chattel Paper. Subject to the Intercreditor Agreement, each Grantor has delivered to the Collateral Agent possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper with a value in excess of $500,000 in the aggregate owned or held by such Grantor on the Closing Date, which Documents, Instruments, Promissory Notes and tangible Chattel Paper are set forth in Item B of Schedule I.
     SECTION 4.6. Intellectual Property Collateral.
     (a) In respect of the Intellectual Property Collateral, as of the date hereof:
     (i) set forth in Item A of Schedule III hereto is a complete and accurate list of all issued United States Patents and Patent applications owned by each Grantor that have been issued by or are pending at the United States Patent and Trademark Office, and set forth in Item B of Schedule III hereto is a complete and accurate list, in all material respects, of all written, exclusive, inbound licenses of any material United States Patent and Patent application to which any Grantor is a party;
     (ii) set forth in Item A of Schedule IV hereto is a complete and accurate list of all United States Trademark applications and registrations owned by each Grantor that are registered, or for which an application for registration has been made, with the United States Patent and Trademark Office, and set forth in Item B of Schedule IV hereto is a complete and accurate list, in all material respects, of all written, exclusive, inbound licenses of any material United States Trademark application and/or registration to which any Grantor is a party; and
     (iii) set forth in Item A of Schedule V hereto is a complete and accurate list of all United States Copyrights applications and registrations owned by each Grantor that are registered, or for which an application for registration has been made, with the United States Copyright Office; and set forth in Item B of Schedule V hereto is a complete and accurate list, in all material respects, of all written, exclusive, inbound licenses of any material United States Copyright application and/or registration to which any Grantor is a party.
     (b) Except as disclosed on Schedule VI, in respect of each Grantor:
     (i) except as could not reasonably be expected to have a Material Adverse Effect, the Intellectual Property Collateral set forth in Item A of Schedules III through V of such Grantor, is valid, subsisting, unexpired and enforceable and in compliance with all legal requirements (including timely payment of all applicable filing, examination and maintenance fees and timely filing of all applicable applications and affidavits of working, use and incontestability) and has not been abandoned or adjudged invalid or unenforceable, in whole or in part;
     (ii) except as could not reasonably be expected to have a Material Adverse Effect, such Grantor is the sole and exclusive owner of the entire right, title and interest in and to its Owned Intellectual Property Collateral free of any Liens (except for the Permitted Liens), such Grantor has the sole and exclusive right to bring actions for infringement or misappropriation of its Owned Intellectual Property Collateral and no written claim has been made to Grantor that such Grantor is or may be, in conflict with, infringing, misappropriating, diluting, misusing or otherwise violating any of the Intellectual Property rights of any third party or that challenges such Grantor’s ownership, use, protectability, registerability, validity, or enforceability of any Owned Intellectual Property Collateral and, to such Grantor’s knowledge, there is no valid basis for any such claims;
     (iii) except as could not reasonably be expected to have a Material Adverse Effect, such Grantor has made all necessary filings and recordations, which it, in its reasonable business judgment, deems advisable to protect its interest in any Owned Intellectual Property Collateral that is material to the business of such Grantor, including recordations of all of its interests in the United States issuances, registrations and applications included in the Patent Collateral, the Trademark Collateral and the Copyright Collateral in the United States Patent and Trademark Office and the United States Copyright Office, as appropriate, and has used legally required statutory notice, as applicable, in connection with its use of any material, registered Patent, Trademark or Copyright that is included in its Owned Intellectual Property Collateral;
     (iv) such Grantor has taken commercially reasonable steps intended to safeguard its material Trade Secrets and to its knowledge (A) none of the material Trade Secrets of such Grantor have been used, divulged, disclosed or appropriated for the benefit of any Person other than the Grantor in a manner that is reasonably likely to jeopardize the value of such Trade Secret to such Grantor’s business; (B) Grantor has not misappropriated any Trade Secrets of any other Person; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract with respect to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral;
     (v) no action by such Grantor is currently pending or threatened in writing which asserts that any third party is infringing, misappropriating, diluting, misusing or voiding any of its Owned Intellectual Property Collateral and, to such Grantor’s knowledge, no third party is infringing upon, misappropriating, diluting, misusing or voiding any of its Owned Intellectual Property Collateral, except as could not reasonably be excepted to have a Material Adverse Effect;
     (vi) except as could not reasonably be expected to have a Material Adverse Effect, no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affects its rights to own or use any Intellectual Property Collateral;
     (vii) except as could not reasonably be expected to have a Material Adverse Effect, except for the Permitted Liens, such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property Collateral for purposes of granting a security interest or as collateral that has not been terminated or released;
     (viii) such Grantor uses adequate standards of quality in its manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with any Trademarks owned by such Grantor and has taken commercially reasonable action necessary to ensure that all licensees of any Trademarks owned by such Grantor use such adequate standards of quality;

     (ix) no final holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s right in, any Intellectual Property Collateral, except as could not reasonably be expected to have a Material Adverse Effect;
     (x) except as could not reasonably be expected to have a Material Adverse Effect, the consummation of the transactions contemplated by the Indenture and this Security Agreement will not result in the termination or material impairment of any of such Grantor’s rights in any of the Intellectual Property Collateral; and
     (xi) to such Grantor’s knowledge, such Grantor owns or otherwise has the right to use all Intellectual Property Collateral used in or necessary for the conduct of such Grantor’s business.
     SECTION 4.7. Validity, etc.
     (a) This Security Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations.
     (b) Each Grantor has filed or caused to be filed all UCC-1 financing statements in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Filing Statements”) (or has authenticated and delivered to the Collateral Agent the Filing Statements suitable for filing in such offices) and has taken, subject to the Intercreditor Agreement, all other:
     (i) actions necessary to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC (subject to any extensions permitted by the Collateral Agent in its reasonable discretion); and
     (ii) actions necessary to perfect the Collateral Agent’s security interest with respect to any Collateral evidenced by a Certificate of Title including, without limitation, pursuant to Section 4.6.
     (c) Upon the filing of the Filing Statements and the Intellectual Property Collateral security agreements for all United States Copyrights, Patents and Trademarks owned, and for all United States Copyrights exclusively licensed, by such Grantor with the appropriate agencies therefor, the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements and such Intellectual Property Collateral security agreements in favor of the Collateral Agent on behalf of the Secured Parties to the extent that a security interest therein may be perfected by filing pursuant to the relevant UCC, the United States Patent and Trademark Office, and the United States Copyright Office, prior to all other Liens, except for Permitted Liens that by operation of law or contract have priority over the Liens securing the Obligations (in which case such security interest shall be junior in priority of right only to the Permitted Liens until the obligations secured by such Permitted Liens have been satisfied). Notwithstanding anything to the contrary herein or in any other Note Document, no Grantor shall be obligated to take any actions to perfect the security interest granted hereunder in any Intellectual Property Collateral issued, registered, applied for, or otherwise existing in any jurisdiction outside of the United States.
     (d) Upon satisfaction of the requirements set forth in Section 5.6(c) with respect to such Collateral evidenced by a Certificate of Title, the security interests created under this

Security Agreement shall constitute a perfected security interest in such Collateral in favor of the Collateral Agent on behalf of the Secured Parties, prior to all other Liens (other than Permitted Liens that by operation of law or contract have priority over the Liens securing the Obligations).
     (e) Each Grantor has executed and delivered to the Collateral Agent, Intellectual Property Collateral security agreements for all United States Copyrights, Patents and Trademarks owned by such Grantor, including all Copyrights, Patents and Trademarks on Schedules III, IV and V.
     SECTION 4.8. Authorization, Approval, etc. Subject to the Intercreditor Agreement, except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either
     (a) for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;
     (b) for the perfection or maintenance of the security interests hereunder including the second priority (subject to Permitted Liens) nature of such security interest (except with respect to the Filing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States Copyright Office or corresponding offices in other countries of the world, or with respect to Deposit Accounts or Investment Property, the execution of a Control Agreement, or with respect to any Letter of Credit Rights obtaining the consent of the issuer thereunder) or the exercise by the Collateral Agent of its rights and remedies hereunder; or
     (c) for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.
     SECTION 4.9. Best Interests. It is in the best interests of each Grantor to execute this Security Agreement inasmuch as such Grantor will, as a result of being a Subsidiary or an Affiliate of the Company, derive substantial direct and indirect benefits from the issuance of the Notes pursuant to the Indenture, and each Grantor agrees that the Secured Parties are relying on this representation in agreeing to purchase such Notes pursuant to the Indenture from the Company.
ARTICLE V
COVENANTS
     Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

     SECTION 5.1. As to Investment Property, etc.
     SECTION 5.1.1. Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries:
     (a) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities;
     (b) that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organization Documents that its Capital Securities are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Capital Securities in a Securities Account; and
     (c) to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Collateral Agent pursuant to the terms of this Security Agreement).
     SECTION 5.1.2. Investment Property (other than Certificated Securities).
     (a) With respect to any Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property (other than LKE Accounts) owned or held by any Grantor, such Grantor will cause (i) the intermediary maintaining any such Investment Property with a principal balance in excess of $200,000 or (ii) if the aggregate principal balance for all such Investment Property exceeds $1,000,000, each intermediary maintaining any Investment Property, in each case to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Collateral Agent’s instructions with respect to such Investment Property without further consent by such Grantor. Notwithstanding the foregoing, the Collateral Agent agrees that it shall not give such instructions unless a Event of Default has occurred and is continuing.
     (b) If the aggregate value of all Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) owned or held by any Grantor exceeds $200,000, such Grantor will cause the issuer of such securities to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Collateral Agent’s instructions with respect to such Uncertificated Securities without further consent by such Grantor.
     SECTION 5.1.3. Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Collateral Agent.
     SECTION 5.1.4. Continuous Pledge. Each Grantor will (subject to the terms of the Indenture) deliver to the Collateral Agent and at all times keep pledged to the Collateral Agent pursuant hereto, on a second-priority, perfected basis all Investment Property, all dividends and Distributions with respect thereto, all Payment Intangibles to the extent they are evidenced by a Document, Instrument, Promissory Note or Chattel Paper, and all interest and principal with respect to such Payment Intangibles to the extent required hereunder, and all Proceeds and rights from time to time received by or distributable to such

Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Collateral Agent possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date to the extent required hereunder.
     SECTION 5.1.5. Voting Rights; Dividends, etc. Each Grantor agrees:
     (a) promptly upon receipt of notice of the occurrence and continuance of an Event of Default from the Trustee and without any request therefor by the Collateral Agent, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Collateral Agent as additional Collateral; and
     (b) with respect to Collateral consisting of general partnership interests or limited liability company interests, to promptly modify its Organization Documents to admit the Collateral Agent as a general partner or member, as applicable, promptly upon the occurrence and continuance of an Event of Default and so long as the Collateral Agent has notified such Grantor of the Collateral Agent’s intention to exercise its voting power under this clause,
     (i) that the Collateral Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and
     (ii) to promptly deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.
All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by such Grantor separate and apart from its other property in trust for the Collateral Agent. The Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in clause (b), such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Collateral Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Note Document.
     SECTION 5.2. Change of Name, etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except upon one (1) Business Day prior written notice to the Collateral Agent.
     SECTION 5.3. As to Accounts; Collateral Account.

     (a) Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.
     (b) Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Collateral Agent to each Grantor, all Proceeds of Collateral received by such Grantor (including in respect of Accounts) shall be delivered in kind to the Collateral Agent for deposit in a Deposit Account of such Grantor maintained with the Collateral Agent or another financial institution reasonably satisfactory to the Collateral Agent (the “Collateral Account”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Collateral Agent until delivery thereof is made to the Collateral Agent.
     (c) Following the delivery of notice pursuant to clause (b)(ii), the Collateral Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable.
     (d) With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Collateral Agent and (iii) the Collateral Agent shall have the sole right of withdrawal over such Collateral Account.
     SECTION 5.4. As to Grantors’ Use of Collateral.
     (a) Subject to clause (b), each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Agent may request following the occurrence of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.
     (b) At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Secured Obligations, the Collateral Agent may (i) revoke any or all of the rights of each Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.
     (c) Upon the request of the Collateral Agent following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder.

     (d) At any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may endorse, in the name of such Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other Proceeds of any of the Collateral.
     SECTION 5.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the business of such Grantor:
     (a) with respect to its Owned Intellectual Property Collateral, such Grantor shall not (i) do or knowingly fail to perform any act whereby any of the Patent Collateral is likely to lapse or become abandoned or dedicated to the public or unenforceable, (ii) itself or permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain at least the quality of products and services offered under the Trademark Collateral as of the date hereof, (C) fail to employ the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration to the extent legally required, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, unless rights in such Trademark Collateral inure solely to Grantor and do not infringe or weaken the validity or enforceability of any of the Intellectual Property Collateral or (E) do or knowingly permit any act or knowingly omit to do any act whereby any of the Trademark Collateral is likely to lapse or become invalid or unenforceable, or (iii) do or knowingly permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral is likely to lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), the lapse, abandonment, failure to maintain quality, invalidation or unenforceability in respect of any item of such Owned Intellectual Property Collateral (individually and collectively, “Abandonment” or “Abandoned”) could not reasonably be expected to have a Material Adverse Effect;
     (b) such Grantor shall promptly notify the Collateral Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral is likely to become Abandoned, dedicated to the public or placed in the public domain or deemed invalid or unenforceable, or of any materially adverse determination or development (including any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any such Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same, unless such Abandonment, determination or development could not reasonably be expected to have a Material Adverse Effect;
     (c) such Grantor shall (i) within ninety (90) days of such Grantor or any of its agents on its behalf, employees on its behalf, or designees on its behalf filing an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or obtaining an ownership interest in any United States Patent or Trademark application or registration or (ii) within thirty (30) days of such Grantor or any of its agents on its behalf, employees on its behalf, or designees on its behalf filing an application for the registration of any Copyright at the United States Copyright Office or obtaining an ownership interest in, or becoming an exclusive licensee of any material United States Patent, Trademark or Copyright application or registration pursuant to a written agreement, inform the Collateral Agent, and

Schedule VII (as such Schedule may be amended from time to time by the Grantors) (any such office a “Motor Vehicle Title Office”), and only the employees listed on promptly execute and deliver an Intellectual Property Security Agreement substantially in the form set forth as Exhibits A, B or C hereto as applicable and any such other documents as the Administrative Agent may reasonably request to evidence the Collateral Agent’s security interest in such Owned Intellectual Property Collateral; and
     (d) such Grantor shall take all commercially reasonable steps, including in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of its Owned Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that Abandonment is permitted under the foregoing clause (a) or (b)).
     SECTION 5.6. As to Motor Vehicles. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Motor Vehicles (other any Non-Fleet Type Motor Vehicle) of such Grantor:
     (a) (i)(A) In the case of such Motor Vehicles owned by any Grantor on the Closing Date, within thirty (30) days after the Closing Date (or such later dates from time to time as the Administrative Agent may consent to in its discretion) and (B) in the case of such Motor Vehicles acquired by any Grantor following the Closing Date, (I) within 45 days after the end of the first three Fiscal Quarters of each Fiscal Year, and (II) within 90 days after the end of the fourth Fiscal Quarter of each Fiscal Year, in each case the Grantors shall deliver to the Collateral Agent a list of (x) all Motor Vehicles which constitute Collateral, (y) all Newly Acquired Motor Vehicles, the purchase date thereof and, if applicable, the Newly Acquired Motor Vehicle Financing in respect thereof, and (z) all Motor Vehicles that were previously designated Newly Acquired Motor Vehicles and are no longer designated as such, which lists shall be in form and substance satisfactory to the Collateral Agent and shall include schedules setting forth the depreciated value of each such Motor Vehicle which constitutes Collateral; (ii) upon the Collateral Agent’s reasonable request at any time or times on or after the occurrence and continuance of an Event of Default, each Grantor shall, at its expense, deliver or cause to be delivered to the Collateral Agent written appraisals as to Motor Vehicles that constitute Collateral in form, scope and methodology reasonably acceptable to the Collateral Agent and by an appraiser acceptable to the Collateral Agent, addressed to the Collateral Agent and upon which the Collateral Agent is expressly permitted to rely; (iii) each such Motor Vehicle that constitutes Collateral is and shall be used in each Grantor’s business and not for personal, family, household or farming use; and (iv) as between the Collateral Agent and such Grantor, the Grantor assumes all responsibility and liability arising from the use of Motor Vehicles that constitute Collateral.
     (b) (i) Pursuant to a grant of authority by the Collateral Agent, such Grantor shall hold and retain in trust for the Collateral Agent, physical possession of the original Certificates of Title (or similar instruments) relating to each Motor Vehicle that constitutes Collateral owned by such Grantor for so long as such Motor Vehicle shall be so owned (it being understood and agreed that no Grantor shall be required to physically possess a Certificate of Title for any Motor Vehicle registered in a jurisdiction which has enacted an electronic lien recording or transfer process that prevents or does not contemplate issuance of a physical Certificate of Title), (ii) to the extent a physical Certificate of Title is issued, such Grantor shall hold all such original Certificates of Title under lock and key, in a safe, fireproof location at the office(s) designated by the Company on

Schedule VII shall have access to such Motor Vehicle Title Offices (as such Schedule may be amended from time to time by the Grantors), (iii) (A) within thirty (30) days following the Issue Date (or such later dates from time to time as are consented to by the Collateral Agent in its discretion, provided that the Collateral Agent shall be deemed to have consented if the collateral agent for the Credit Agreement has consented to such extension under the comparable provision of the first lien security agreement) for any such Motor Vehicle owned on the Closing Date by such Grantor (other than any Newly Acquired Motor Vehicle) and (B) promptly after the acquisition of any Motor Vehicle (other than any Newly Acquired Motor Vehicle) by such Grantor or any Newly Acquired Motor Vehicle of such Grantor ceasing to be a Newly Acquired Motor Vehicle (but in no event later than twenty (20) business days after such acquisition or cessation, such Grantor shall, in each case (x) cause the recordation or notation of the Collateral Agent’s security interest either on the Certificates of Title or otherwise pursuant to the applicable jurisdiction’s electronic lien recording process in respect of each such Motor Vehicle and (y) take such other action as the Collateral Agent or the Motor Vehicle Monitor shall deem appropriate to perfect the security interest created hereunder in all such Motor Vehicles and deliver such other satisfactory evidence thereof as the Collateral Agent or the Motor Vehicle Monitor may request. For the avoidance of doubt, any Newly Acquired Motor Vehicle that ceases to be a Newly Acquired Motor Vehicle pursuant to the definition thereof shall become Collateral and such Grantor shall take all steps to cause the recordation or notation of the Collateral Agent’s security interest in such Collateral in accordance with this Section 5.6.
     (c) (i) such Grantor shall, at reasonable times during normal business hours and upon two Business Days’ notice to Parent, provide access to the Motor Vehicle Title Offices to the Motor Vehicle Monitor to allow the Motor Vehicle Monitor (A) to examine (and photocopy or otherwise image) the original Certificates of Title with respect to Motor Vehicles that are Collateral held by such Grantor, and any documents related thereto, and (B) to assess the standard of care used by the Grantors in holding such original Certificates of Title and taking actions to perfect the security interest created hereunder (it being understood that, so long as no Event of Default has occurred, such examinations and assessments shall take place no more than four times per calendar year) and (ii) such Grantor shall otherwise assist, and cooperate with, the Motor Vehicle Monitor in the performance of its activities in its capacity as the Motor Vehicle Monitor (including providing any information reasonably requested by the Motor Vehicle Monitor in its capacity as such).
     (d) Pursuant to a power of attorney granted by the Collateral Agent, designated employees of the Grantors shall have the authorization to act as agents and attorneys-in-fact for and on behalf of the Collateral Agent to make, execute and deliver any and all Certificate of Title(s), Transfer of Ownership and other release documents necessary to terminate the Collateral Agent’s liens, rights, title and interest in and to Motor Vehicles that are Collateral; provided that the use of such power of attorney by such designated employees shall only be permitted (and any use of such power of attorney not permitted hereby shall be a breach of this Agreement) if such use is permitted by the terms of such power of attorney and (i) the Secured Obligations have been fully satisfied, (ii) the Indenture or other Note Documents expressly authorize such a release in the ordinary course of such Grantor’s business, or (iii) such Grantor has received the Collateral Agent’s express approval in writing that such termination is authorized.
     (e) Upon any breach of any of Sections 5.6(a) through (d) or after the occurrence and during the continuance of an Event of Default, the Collateral Agent may, (i) terminate the authorization of the Grantors to hold physical possession of any physically-issued original Certificates of Title with respect to Motor Vehicles that are Collateral by giving the Company written notice thereof, and, with five Business Days of such termination, each Grantor must deliver all such physically-issued original Certificates of Title to the Collateral Agent (or a sub-agent thereof designated by the Collateral Agent)and (ii) revoke the power of attorney described in Section 5.6(d) by giving the Company written notice thereof.
     (f) Without limiting Section 6.1, at any time after a breach of any of Sections 5.6(a) through (d) or after the occurrence of an Event of Default, each Grantor hereby irrevocably appoints the Collateral Agent (and any of its sub-agents) as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, for the purpose of (i) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles constituting Collateral now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereon, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, the purpose of creating in favor of the Collateral Agent a first priority (subject to Permitted Liens that by operation of law or contract have priority over the Liens securing the Obligations) perfected lien on the Motor Vehicles constituting Collateral and exercising the rights and remedies of the Collateral Agent under Section 7.1). Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.
     SECTION 5.7. As to Letter-of-Credit Rights.
     (a) Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Collateral Agent, intends to (and hereby does) collaterally assign to the Collateral Agent its rights (including its contingent rights ) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee. Such Grantor will promptly use its commercially reasonable best efforts to cause the issuer of each Letter of Credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance satisfactory to the Collateral Agent and deliver written evidence of such consent to the Collateral Agent.
     (b) Upon the occurrence of an Event of Default, such Grantor will, promptly upon request by the Collateral Agent, (i) notify (and such Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent and (ii) arrange for the Collateral Agent to become the transferee beneficiary Letter of Credit.
     SECTION 5.8. As to Commercial Tort Claims. If any Grantor shall obtain an interest in any Commercial Tort Claim with a potential value in excess of $1,000,000, such Grantor shall within thirty (30) days of obtaining such interest sign and deliver documentation acceptable to the Administrative Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.
     SECTION 5.9. [Reserved]
     SECTION 5.10. Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral (except, with respect to Intellectual Property Collateral, the parties acknowledge that the obligation with respect to perfection shall apply only to the United States). Without limiting the generality of the foregoing, such Grantor will
     (a) from time to time upon the reasonable request of the Collateral Agent, (i) promptly deliver to the Collateral Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Collateral Agent, with respect to such Collateral as the Collateral Agent may request and (ii) after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Collateral Agent if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Collateral Agent hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent;
     (b) file (and hereby authorizes the Collateral Agent to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as the Collateral Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Agent hereby;
     (c) deliver to the Collateral Agent and at all times keep pledged to the Collateral Agent pursuant hereto, on a second-priority, perfected basis, at the request of the Collateral Agent, all Investment Property constituting Collateral, all dividends and Distributions (but, in the case of cash dividends and Distributions, only in the case of the occurrence and continuance of an Event of Default) with respect thereto, and all interest and principal with respect to Promissory Notes (but, in the case of such interests and principal paid in cash, only in the case of the occurrence and continuance of an Event of Default), and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral to the extent required hereunder;
     (d) [Reserved]
     (e) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 5.4;
     (f) not create any tangible Chattel Paper with a value in excess of $500,000 without placing a legend on such tangible Chattel Paper reasonably acceptable to the Collateral Agent indicating that the Collateral Agent has a security interest in such Chattel Paper;
     (g) furnish to the Collateral Agent, from time to time at the Collateral Agent’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may request, all in reasonable detail; and
     (h) to the extent required under this Agreement, do all things reasonably requested by the Collateral Agent in accordance with this Security Agreement in order to enable the

Collateral Agent to have and maintain control over the Collateral consisting of Motor Vehicles, Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper.
     With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral in any jurisdiction and with any filing officers as the Collateral Agent may deem necessary or advisable and to make all relevant filings with the United States Patent and Trademark Office and the United States Copyright Office in respect of the United States Owned Intellectual Property Collateral. Each Grantor hereby authorizes the Collateral Agent to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets now existing or hereafter acquired” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.
     SECTION 5.11. Deposit Accounts. (a) No Grantor shall establish or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. For each Deposit Account (other than (i) the LKE Accounts utilized in connection with the LKE Program, (ii) any other Deposit Account used solely for payroll, payroll taxes, and other employee wage and benefit payments, (iii) any Deposit Account that either (I) a Control Agreement complying with the requirements set forth below in this Section 5.11 is executed and delivered to the Collateral Agent on or before thirty (30) days after the Closing Date (or such later dates from time to time as the Collateral Agent may consent to in its discretion) or (II) is closed on or before thirty (30) days after the Closing Date (or such later dates from time to time as the Collateral Agent may consent to in its discretion) and (iv) any other Deposit Accounts maintained by any Grantor so long as the principal balance in (x) any single Deposit Account does not exceed $100,000 at any time and (y) all such Deposit Accounts does not exceed $500,000 in the aggregate at any time), the respective Grantor shall cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent, on or before the Closing Date or, with respect to any Deposit Account established after the Closing Date, at the time of the establishment of the respective Deposit Account, a Control Agreement in form and substance reasonably satisfactory to the Collateral Agent pursuant to which such bank agrees to comply with the Collateral Agent’s instructions with respect to such Deposit Account without further consent by such Grantor. Notwithstanding the foregoing, the Collateral Agent agrees that it shall not give such instructions unless an Event of Default has occurred and is continuing. If any bank with which such a Deposit Account is maintained refuses to, or does not, enter into such a Control Agreement, then the respective Grantor shall promptly (and in any event prior to thirty (30) days after the Closing Date (or such later dates from time to time as the Collateral Agent may consent to in its discretion or, with respect to any Deposit Account established after the Closing Date, thirty (30) days after the establishment of such account (or such later dates from time to time as the Collateral Agent may consent to in its discretion) close the respective Deposit Account and transfer all balances therein to the Collateral Account or another Deposit Account meeting the requirements of this Section 5.11.
     (b) After the date of this Agreement, no Grantor shall establish any new demand, time, savings, passbook or similar account, except for Deposit Accounts established and maintained with banks and meeting the requirements of preceding clause (a). At the time any such Deposit Account is established, the appropriate Control Agreement shall be entered into in accordance with the requirements of preceding clause (a) and the respective Grantor shall furnish to the Collateral Agent a supplement to Item F of Schedule II hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

     SECTION 5.12. As to IEL Notes. The Grantors shall provide a written statement to the Collateral Agent at the end of each Fiscal Quarter setting forth the aggregate outstanding amount under the IEL Notes and at any time that the aggregate outstanding amount under the IEL Notes exceeds $6,000,000, at the request of the Collateral Agent, the Grantors shall deliver originals of such IEL Notes to the Collateral Agent in an aggregate outstanding amount equal to at least the amount of such excess.
     SECTION 5.13. LKE Accounts. Each Grantor agrees that all LKE Accounts will be utilized solely in connection with the LKE Program.
ARTICLE VI
THE COLLATERAL AGENT
     SECTION 6.1. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:
     (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
     (b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;
     (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and
     (d) to perform the affirmative obligations of such Grantor hereunder.
Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest until the Termination Date.
     SECTION 6.2. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, after requesting in writing that the Grantor perform such agreement, and subject to any applicable cure period, itself perform, or cause performance of, such agreement, and the reasonable out-of-pocket expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 10.02 of the Indenture.
     SECTION 6.3. Collateral Agent Has No Duty. The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for

     (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or
     (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.
ARTICLE VII
REMEDIES
     SECTION 7.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:
     (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may
     (i) take possession of any Collateral not already in its possession without demand and without legal process;
     (ii) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;
     (iii) enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and
     (iv) without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) All cash Proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent against, all or any part of the Secured Obligations as set forth in Section 6.10 of the Indenture.
     (c) The Collateral Agent may:

     (i) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder;
     (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder;
     (iii) withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account;
     (iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;
     (v) endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral;
     (vi) take control of any Proceeds of the Collateral; and
     (vii) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.
     (d) Without limiting the foregoing, in respect of the Intellectual Property Collateral:
     (i) upon the request of the Collateral Agent, each Grantor shall execute and deliver to the Collateral Agent an assignment or assignments of its Intellectual Property Collateral, subject (in the case of any Trademark Licenses, Copyright Licenses, Patent Licenses, and Trade Secret Licenses) to any valid and enforceable requirements to obtain consents from any third parties, and such other documents as are necessary or appropriate to carry out the intent and purposes hereof;
     (ii) each Grantor agrees that the Collateral Agent may file applications and maintain registrations for the protection of such Grantor’s Owned Intellectual Property Collateral and/or bring suit in the name of such Grantor, the Collateral Agent or any Secured Party to enforce such Grantor’s rights in the Intellectual Property Collateral and any licenses thereunder and, upon the request of the Collateral Agent, each Grantor shall use commercially reasonable efforts to assist with such filing or enforcement (including the execution of relevant documents); and
     (iii) in the event that the Collateral Agent elects not to make any filing or bring any suit as set forth in clause (ii), each Grantor shall, upon the request of the Collateral Agent, use all commercially reasonable efforts, whether through making appropriate filings or bringing suit or otherwise, to protect, enforce and prevent the infringement, misappropriation, dilution, unauthorized use or other violation of its Intellectual Property Collateral.
     Notwithstanding the foregoing provisions of this Section 7.1, for the purposes of this Section 7.1, “Collateral” and “Intellectual Property Collateral” shall include any “intent to use” trademark application only to the extent (i) that the business of such Grantor, or portion thereof, to which that mark pertains is also included in the Collateral and (ii) that such business is ongoing and existing and (iii) that the grant or exercise of the rights in Section 7.1 does not impair the validity of such trademark application or cause its abandonment or cancellation.
     SECTION 7.2. [Reserved]
     SECTION 7.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.
     SECTION 7.4. Protection of Collateral. The Collateral Agent may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform and which Grantor is required to so perform hereunder (except, with respect to Intellectual Property Collateral, only as such failure to perform could reasonably be expected, in Collateral Agent’s discretion, to have a Material Adverse Effect) (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Collateral Agent may from time to time take any other action which the Collateral Agent deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein subject to the other terms of this Security Agreement and the Credit Agreement.
     SECTION 7.5. Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at the election of the Collateral Agent, the Collateral Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Secured Obligations in accordance with the order of priority as set forth in Section 6.10 of the Indenture.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
     SECTION 8.1. Security Document. This Security Agreement is a Security Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 10.01 thereof.
     SECTION 8.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that no Grantor may (unless otherwise permitted under the terms of the Indenture or this Security Agreement) assign any of its obligations hereunder without the prior written consent of the Collateral Agent.
     SECTION 8.3. Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (on behalf of the Secured Parties, pursuant to Article 9 of the Indenture) and the Grantors, or such amendment is in accordance with the Intercreditor Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     SECTION 8.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Indenture or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.
     SECTION 8.5. Enforcement Expenses; Indemnification.
     (a) Each Grantor agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.
     (b) Each Grantor agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent it would be required to do so for the Trustee with respect to the Indenture pursuant to Section 7.07 of the Indenture.
     (c) The agreements in this Section 8.5 shall survive repayment of the Secured Obligations and all other amounts payable under the Notes, the Indenture and the other Note Documents.
     SECTION 8.6. Release of Liens. Collateral shall be released from the Liens created by this Agreement to the extent provided in Section 10.04 of the Indenture. Upon any such release of Collateral, the Collateral Agent will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such release.
     SECTION 8.7. Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.
     SECTION 8.8. No Waiver; Remedies. In addition to, and not in limitation of Section 3.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     SECTION 8.9. Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.
     SECTION 8.10. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
     SECTION 8.11. Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Security Agreement and the other Note Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 8.12. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Security Agreement.
     SECTION 8.13. Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Liens, security interests and rights granted pursuant to this Agreement or any other Security Document (including with respect to releases of Collateral and amendments to Security Documents) with respect to the Collateral shall be subject to the terms and conditions of (and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder or thereunder shall be subject to the terms and conditions of) the Intercreditor Agreement. In the event of any conflict between this Agreement, any other Security Document or the Indenture and the Intercreditor Agreement, the Intercreditor Agreement shall control, and no right, power, or remedy granted to the Collateral Agent or the other Secured Parties hereunder or under the Indenture or any other Security Document shall be exercised by the Collateral Agent or any other Secured Party, and no direction shall be given by the Collateral Agent or any other Secured Party in contravention of the Intercreditor Agreement. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies of the Collateral Agent (and the Secured Parties) shall be subject to the terms of the Intercreditor Agreement, and, with respect to the Collateral, until the First Priority Obligations Payment Date (as such term is defined in the Intercreditor Agreement) any obligation of the Company and any other Grantor hereunder or under the Indenture or any other Security Document with respect to the delivery or control of any Collateral, the notation of any Lien on any certificate of title, bill of lading or other document, the giving of any notice to any bailee or other Person, the provision of voting rights or the obtaining of any consent of any Person shall be deemed to be satisfied if the Company or such Grantor, as applicable, complies with the requirements of the similar provision of the applicable First Priority Document (as such term is defined in the Intercreditor Agreement) or the Intercreditor Agreement to the extent the provisions of the Intercreditor Agreement related to such Collateral or provision. Until the First Priority Obligations Payment Date, the delivery of any Collateral to, or the control of any Collateral by, the First Priority Representative (as such term is defined in the Intercreditor Agreement) pursuant to the First Priority Documents shall satisfy any delivery or control requirement hereunder or under any other Security Document.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

SWIFT TRANSPORTATION CO., LLC
SWIFT TRANSPORTATION COMPANY
SWIFT TRANSPORTATION CO. OF ARIZONA, LLC
SWIFT LEASING CO., LLC
SWIFT TRANSPORTATION SERVICES, LLC
SWIFT TRANSPORTATION CO. OF VIRGINIA, LLC
SWIFT INTERMODAL, LLC
COMMON MARKET EQUIPMENT CO., LLC
M.S. CARRIERS, LLC
SPARKS FINANCE LLC
ESTRELLA DISTRIBUTING, LLC

By:	/s/ Virginia Henkels
	Name:	Virginia Henkels
	Title:	Chief Financial Officer, Executive Vice President and Treasurer

SWIFT SERVICES HOLDINGS, INC.
By:	/s/ Virginia Henkels
	Name:	Virginia Henkels
	Title:	Treasurer

INTERSTATE EQUIPMENT LEASING, LLC
By:	Jerry Moyes
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, , as Collateral Agent
By:	/s/ Raymond S. Haverstock
	Name:	Raymond S. Haverstock
	Title:	Vice President

SCHEDULE I
to Security Agreement
Item A
Name of Grantor:

Common Stock
		# of	Authorized	Outstanding	% of Shares
Issuer (corporate)	Cert. #	Shares	Shares	Shares	Pledged

Limited Liability Company Interests
	% of Limited Liability	Type of Limited Liability
Issuer (limited liability company)	Company Interests Pledged	Company Interests Pledged

Partnership Interests
	% of Partnership	% of Partnership
Issuer (partnership)	Interests Owned	Interests Pledged
Pledge and Security Agreement

Item B
Documents, Instruments, Promissory Notes or Chattel Paper Delivered at Closing:
Name of Grantor

SCHEDULE II
to Security Agreement
Item A. Location of each Grantor.

Name of Grantor:	Location for purposes of UCC:
[GRANTOR]	[LOCATION]
Item B. Trade names.

Name of Grantor:	Trade Names:
[GRANTOR]
Item C. Merger or other corporate reorganization.

Merger or other corporate
Name of Grantor:	reorganization:
[GRANTOR]
Item D. Taxpayer ID numbers.

Name of Grantor:	Taxpayer ID numbers:
[GRANTOR]
Pledge and Security Agreement

Item E. Government Contracts.

Name of Grantor:	Description of Contract:
[GRANTOR]
Item F. Deposit Accounts and Securities Accounts.

Description of Deposit Accounts and
Name of Grantor:	Securities Accounts:
[GRANTOR]
Item G. Letter of Credit Rights.

Name of Grantor:	Description of Letter of Credit Rights:
[GRANTOR]
Item H. Commercial Tort Claims.

Name of Grantor:	Description of Commercial Tort Claims:
[GRANTOR]
Item I. Organizational Identification Numbers.

Organizational Identification
Name of Grantor:	Number:
[GRANTOR]

SCHEDULE III
to Security Agreement
Item A. Patents

Issued Patents
Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent ApplicationsCountry	Serial No.	Filing Date	Inventor(s)	Title
Item B. Exclusive Patent Licenses

Country or				Effective	Expiration
Territory	Patent	Licensor	Licensee	Date	Date

SCHEDULE IV
to Security Agreement
Item A. Trademarks

Registered Trademarks
Country	Trademark	Registration No.	Registration Date

Pending Trademark
ApplicationsCountry	Trademark	Serial No.	Filing Date

Item B. Exclusive Trademark Licenses

Country or				Effective
Territory	Trademark	Licensor	Licensee	Date	Expiration Date

SCHEDULE V
to Security Agreement
Item A. Copyrights

Registered Copyrights
Country	Registration No.	Registration Date	Author(s)	Title

Copyright Registration Applications
Country	Serial No.	Filing Date	Author(s)	Title

Item B. Exclusive Copyright Licenses

Country or				Effective
Territory	Copyright	Licensor	Licensee	Date	Expiration Date

SCHEDULE VI
to Security Agreement
Exceptions

SCHEDULE VII
to Security Agreement
Motor Vehicle Title Offices

Name of Grantor:	Location of Motor Vehicle Title Office:	Designated Employees With Access to Title:
[GRANTOR]	[LOCATION]	[NAME(S) OF EMPLOYEE(S)]

EXHIBIT A
to Security Agreement
PATENT SECURITY AGREEMENT
     This PATENT SECURITY AGREEMENT, dated as of ________ __, 200_ (this “Agreement”), is made by [NAME OF GRANTOR], a ___________ (the “Grantor”), in favor of U.S. BANK NATIONAL ASSOCIATION., as the collateral agent for each of the Secured Parties (as defined in the Security Agreement referred to below) (together with its successor(s) thereto in such capacity, the “Collateral Agent”).
W I T N E S S E T H :
     WHEREAS, pursuant to an Indenture, dated as of December 21, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), among SWIFT SERVICES HOLDINGS, INC., a Delaware corporation (the “Company”), SWIFT TRANSPORTATION COMPANY, a Delaware corporation (“Parent”), the Subsidiary Guarantors and U.S. Bank National Association, as the trustee for each of the Secured Parties (together with its successor(s) thereto in such capacity, the “Trustee”) the Company has duly authorized the creation of an issue of 10.000% Senior Second Priority Secured Notes due 2018 (the “Notes”) issued on the date hereof and the Guarantors have duly authorized their Note Guarantees of the Notes;
     WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Pledge and Security Agreement in favor of the Collateral Agent, dated as of December 21, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);
     WHEREAS, pursuant to the Indenture and the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest in the Patent Collateral (as defined below) to secure all the Secured Obligations; and
     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:
     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.
     SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest in the United States, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, in and to the following (Patent Collateral”):
     (a) all United States inventions and discoveries, whether patentable or not, all letters patent and all applications for letters patent, including all patent applications in preparation for filing in the United States, including all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, in each case, owned by any Grantor (“Patents”), including each United States issued Patent and Patent application referred to in Schedule I;
     (b) all Patent licenses, and other agreements for the grant by or to the Grantor of any right to use any items of the type referred to in clause (a) above (each a “Patent License”) including each written, exclusive inbound license of any material United States Patent application and/or registrationas set forth in Item B of Schedule I;
     (c) the right to sue third parties for past, present and future infringements of any issued Patent or Patent application, or for breach or enforcement of any Patent License; and
     (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damage awards and proceeds of infringement suits).
     Notwithstanding the foregoing, Patent Collateral shall not include, and the grant of a security interest as provided hereunder shall not extend to those items set forth in clauses (i) through (x) of Section 3.1 of the Security Agreement.
     SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.
     SECTION 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. To the extent there is any conflict between the terms of the Security Agreement and this Agreement, the Security Agreement shall control.
     SECTION 5. Security Document. This Agreement is a Security Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 10.01 thereof.
     SECTION 6. Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Liens, security interests and rights granted pursuant to this Agreement with respect to the Patent Collateral shall be subject to the terms and conditions of (and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder shall be subject to the terms and conditions of) the Intercreditor Agreement to the same extent as set forth in Section 8.13 of the Security Agreement. In the event of any conflict between this Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall control, and no right, power, or remedy granted to the Collateral Agent or the other Secured Parties hereunder shall be exercised by the Collateral Agent or any other Secured Party, and no direction shall be given by the Collateral Agent or any other Secured Party in contravention of the Intercreditor Agreement.

     SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile (or other electronic transmission) shall be effective, or delivery of a manually executed counterpart.
     SECTION 8. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 9. IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

SCHEDULE I
to Patent Security Agreement
Item A. Patents

Issued Patents
Country	Patent No.	Issue Date	Title

Pending Patent Applications
Country	Serial No.	Filing Date	Title

Item B. Exclusive Patent Licenses

Country or				Effective	Expiration
Territory	Patent	Licensor	Licensee	Date	Date

EXHIBIT B
to Security Agreement
TRADEMARK SECURITY AGREEMENT
     This TRADEMARK SECURITY AGREEMENT, dated as of ________ __, 200_ (this “Agreement”), is made by [NAME OF GRANTOR], a __________ (the “Grantor”), in favor of U.S. BANK NATIONAL ASSOCIATION, as the collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties (as defined in the Security Agreement referred to below).
W I T N E S S E T H :
     WHEREAS, pursuant to an Indenture, dated as of December 21, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), among SWIFT SERVICES HOLDINGS, INC., a Delaware corporation (the “Company”), SWIFT TRANSPORTATION COMPANY, a Delaware corporation (“Parent”), the Subsidiary Guarantors and U.S. Bank National Association, as the trustee for each of the Secured Parties (together with its successor(s) thereto in such capacity, the “Trustee”) the Company has duly authorized the creation of an issue of 10.000% Senior Second Priority Secured Notes due 2018 (the “Notes”) issued on the date hereof and the Guarantors have duly authorized their Note Guarantees of the Notes;
     WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Pledge and Security Agreement in favor of the Collateral Agent, dated as of December 21, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);
     WHEREAS, pursuant to the Indenture and the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest in the Patent Collateral (as defined below) to secure all the Secured Obligations; and
     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:
     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.
     SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest in the United States, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, in and to the following (the “Trademark Collateral”):
     (a) (i) all United States trademarks, trade names, brand names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, domain names, service marks, certification marks, collective marks, logos and other source or business identifiers, whether registered or unregistered, in each case, owned by the Grantor and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, whether currently in use or not, all registrations thereof and all applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any other office or agency of the United States of America, or any State thereof, and all common law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing in the United States, including the United States Trademark registrations and applications listed on Item A of Schedule I (collectively referred to as “Trademarks”);
     (b) all Trademark licenses and other agreements for the grant by or to the Grantor of any right to use any United States Trademark (each a “Trademark License”), including each written, exclusive inbound license of any material United States Trademark application and/or registration as set forth in Item B of Schedule I;
     (c) the right to sue third parties for past, present and future infringements or dilution of the Trademarks described in clause (a) and, to the extent applicable, clause (b) for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark License; and
     (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).
     Notwithstanding the foregoing, Trademark Collateral shall not include those items set forth in clauses (i) through (xi) of Section 3.1 of the Security Agreement.
     SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.
     SECTION 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. To the extent there is any conflict between the terms of the Security Agreement and this Agreement, the Security Agreement shall control.
     SECTION 5. Security Document. This Agreement is a Security Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 10.01 thereof.
     SECTION 6. Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Liens, security interests and rights granted pursuant to this Agreement with respect to the Trademark Collateral shall be subject to the terms and conditions of (and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder shall be subject to the terms and conditions of) the Intercreditor Agreement to the same extent as set forth in Section 8.13 of the Security Agreement. In the event of any conflict between this Agreement and the Intercreditor Agreement, the

Intercreditor Agreement shall control, and no right, power, or remedy granted to the Collateral Agent or the other Secured Parties hereunder shall be exercised by the Collateral Agent or any other Secured Party, and no direction shall be given by the Collateral Agent or any other Secured Party in contravention of the Intercreditor Agreement.
     SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile (or other electronic transmission) shall be effective, or delivery of a manually executed counterpart.
     SECTION 8. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.* * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

SCHEDULE I
to Trademark Security Agreement
Item A. Trademarks
Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Item B. Exclusive Trademark Licenses

Country or				Effective
Territory	Trademark	Licensor	Licensee	Date	Expiration Date

EXHIBIT C
to Security Agreement
COPYRIGHT SECURITY AGREEMENT
     This COPYRIGHT SECURITY AGREEMENT, dated as of ________ __, 200_ (this “Agreement”), is made by [NAME OF GRANTOR], a __________ (the “Grantor”), in favor of U.S. BANK NATIONAL ASSOCIATION, as the collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties (as defined in the Security Agreement referred to below).
W I T N E S S E T H :
     WHEREAS, pursuant to an Indenture, dated as of December 21, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), among SWIFT SERVICES HOLDINGS, INC., a Delaware corporation (the “Company”), SWIFT TRANSPORTATION COMPANY, a Delaware corporation (“Parent”), the Subsidiary Guarantors and U.S. Bank National Association, as the trustee for each of the Secured Parties (together with its successor(s) thereto in such capacity, the “Trustee”) the Company has duly authorized the creation of an issue of 10.000% Senior Second Priority Secured Notes due 2018 (the “Notes”) issued on the date hereof and the Guarantors have duly authorized their Note Guarantees of the Notes;
     WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Pledge and Security Agreement in favor of the Collateral Agent, dated as of December 21, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);
     WHEREAS, pursuant to the Indenture and the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest in the Patent Collateral (as defined below) to secure all the Secured Obligations; and
     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:
     SECTION 9. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.
     SECTION 10. Grant of Security Interest. The Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest in the United States, whether now or hereafter existing, owned or acquired by the Grantor, wherever located, in and to the following (the “Copyright Collateral”):
     (a) all United States copyrights and copyrightable works of authorship owned by the Grantor, whether registered or unregistered and whether published or unpublished, in any media,

now or hereafter in force including copyrights registered in the United States Copyright Office, and registrations thereof and all applications for registration thereof in the United States, whether pending or in preparation and all extensions and renewals of the foregoing (“Copyrights”), including the United States registrations and applications referred to in Item A of Schedule I;
     (b) all Copyright licenses and other agreements for the grant by or to the Grantor of any right to use any items of the type referred to in clause (a) above (each a “Copyright License”), including each written, exclusive, inbound license of any material United States Copyright application and/or registration set forth in Item B of Schedule I;
     (c) the right to sue for past, present and future infringements of any of the Copyrights described in clause (a), and for breach or enforcement of any Copyright License; and
     (d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damage awards and proceeds of infringement suits).
     Notwithstanding the foregoing, Copyright Collateral shall not include those items set forth in clauses (i) through (xi) of Section 3.1 of the Security Agreement.
     SECTION 11. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Copyright Collateral with the United States Copyright Office and any copyright office anywhere in the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.
     SECTION 12. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. To the extent there is any conflict between the terms of the Security Agreement and this Agreement, the Security Agreement shall control.
     SECTION 13. Security Document. This Agreement is a Security Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 10.01 thereof.
     SECTION 14. Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Liens, security interests and rights granted pursuant to this Agreement with respect to the Copyright Collateral shall be subject to the terms and conditions of (and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder shall be subject to the terms and conditions of) the Intercreditor Agreement to the same extent as set forth in Section 8.13 of the Security Agreement. In the event of any conflict between this Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall control, and no right, power, or remedy granted to the Collateral Agent or the other Secured Parties hereunder shall be exercised by the Collateral Agent or any other Secured Party, and no direction shall be given by the Collateral Agent or any other Secured Party in contravention of the Intercreditor Agreement.

     SECTION 15. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile (or other electronic transmission) shall be effective, or delivery of a manually executed counterpart.
     SECTION 16. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
*     *     *     *     *
     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCATION, as Collateral Agent
By:
Name:
Title:

SCHEDULE I
to Copyright Security Agreement
Item A. Copyrights
Registered Copyrights

Country	Registration No.	Registration Date	Author(s)	Title

Copyright Pending Applications

Country	Serial No.	Filing Date	Author(s)	Title

Item B. Copyright Licenses

Country or Territory	Copyright	Licensor	Licensee	Effective Date	Expiration Date

ANNEX I
to Security Agreement
SUPPLEMENT TO
PLEDGE AND SECURITY AGREEMENT
     This SUPPLEMENT, dated as of ____________ ___, _____ (this “Supplement”), is to the Pledge and Security Agreement, dated as of December [_], 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of U.S. BANK NATIONAL ASSOCAITION, as the collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties (as defined in the Security Agreement referred to below).
W I T N E S S E T H
:
     WHEREAS, pursuant to an Indenture, dated as of December 21, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), among SWIFT SERVICES HOLDINGS, INC., a Delaware corporation (the “Company”), SWIFT TRANSPORTATION COMPANY, a Delaware corporation (“Parent”), the Subsidiary Guarantors and U.S. Bank National Association, as the trustee for each of the Secured Parties (together with its successor(s) thereto in such capacity, the “Trustee”) the Company has duly authorized the creation of an issue of 10.000% Senior Second Priority Secured Notes due 2018 (the “Notes”) issued on the date hereof and the Guarantors have duly authorized their Note Guarantees of the Notes;
     WHEREAS, pursuant to the provisions of Section 8.7 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and
     WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Secured Parties to continue to purchase the Notes;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.
     SECTION 1. Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor, (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and (c) grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Collateral. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned.
     SECTION 2. Financing Statements. Each Grantor hereby authorizes the Collateral Agent to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets now existing or hereafter acquired” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.
Annex I

     SECTION 3. Representations. Each of the undersigned Grantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.
     SECTION 4. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.
     SECTION 5. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.
     SECTION 6. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Supplement and the other Note Documents (as defined in the Credit Agreement) constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 7. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
*    *    *    *    *
Annex I-2

     IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]
By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]
By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:
Annex I-3